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________________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           ________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  January 17, 2001


                       POOLED AUTO SECURITIES SHELF LLC
                       --------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-45546               52-2233151
-----------------------------     -----------------     ------------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation                File Number)          Identification No.




 One First Union Center, TW-9
  Charlotte, North Carolina                                     28288
-------------------------------                            ---------------
    (Address of Principal                                    (Zip Code)
      Executive Offices)

      Registrant's telephone number, including area code: (704) 374-8437
                                                           --------------

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Item 5.  Other Events.
         ------------

Filing of Form T-1.
------------------

On January 17, 2001 Pooled Auto Securities Shelf LLC (the "Company") is filing a Form T-1 to designate Bankers Trust Company to act as an eligible trustee under a trust indenture to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Information and Exhibits.
------------------------

(a)    Financial Statements of businesses acquired.

       Not applicable.

(b)    Pro Forma financial information.

       Not applicable.


(c)    Exhibit No.                           Description
       ----------                            -----------
         25.1                                Form T-1 Statement of Eligibility
                                             under the Trust Indenture Act of
                                             1939, as amended. (Certain exhibits
                                             to Form T-1 are incorporated by
                                             reference to Exhibit 2 filed with
                                             Form T-1 Statement, Registration
                                             No. 33-21047 and to Exhibit 4 filed
                                             with Form T-1 Statement,
                                             Registration No. 22-18864.)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POOLED AUTO SECURITIES SHELF LLC


                              By: /s/ John A. Foxgrover
                                 --------------------------
                                  John A. Foxgrover
                                  Vice President

Dated:  January 16, 2001
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Exhibit Index
-------------

Exhibit                        Description                            Page
-------                        -----------                            ----

25.1             Form T-1 Statement of Eligibility under the           5
                 Trust Indenture Act of 1939, as amended.
                 (Certain exhibits to Form T-1 are
                 incorporated by reference to Exhibit 2 filed with Form T-1 Statement, Registration No.
                 33-21047 and to Exhibit 4 filed with Form T-1
                 Statement, Registration No. 22-18864.)